Exhibit 99.1

Contacts:

Media:	Investors/Analysts:
Anna Vue	Jenifer Kirtland/Bob Jones
avue@infinera.com	jkirtland@infinera.com/bjones@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-543-8139/408-543-8140

Infinera Corporation Reports Second Quarter 2012 Financial Results

Sunnyvale, CA, July 24, 2012 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the second quarter ended June 30, 2012.

GAAP revenues for the second quarter of 2012 were $93.5 million compared to $104.7 million in the first quarter of 2012 and $96.0 million in the second quarter of 2011.

GAAP gross margin for the second quarter of 2012 was 35% compared to 39% in the first quarter of 2012 and 39% in the second quarter of 2011. GAAP net loss for the 2012 second quarter was $(29.5) million, or $(0.27) per share, compared to net loss of $(20.6) million, or $(0.19) per share, in the first quarter of 2012 and net loss of $(24.2) million, or $(0.23) per share, in the second quarter of 2011.

Non-GAAP gross margin for the second quarter of 2012 was 37% compared to 40% in the first quarter of 2012 and 41% in the second quarter of 2011, excluding non-cash stock-based compensation expenses. Non-GAAP net loss for the second quarter of 2012 was $(18.6) million, or $(0.16) per share, compared to net loss of $(11.2) million, or $(0.10) per share, in the first quarter of 2012 and net loss of $(11.7) million, or $(0.11) per share, in the second quarter of 2011.

Management Commentary

“We executed well on our commitment to deliver the DTN-X to the market in the second quarter, completing critical customer trials and shipping the platform to customers for deployment as promised,” said Tom Fallon, president and chief executive officer. “Reception to the DTN-X, featuring 500 Gb/s long haul super-channels along with WDM and integrated OTN switching, has been very positive and broad-based.

“To date, we have received purchase commitments for the DTN-X from ten customers, including three customers new to Infinera. These customers represent a cross section of our markets, including cable, subsea, internet content, research & education, and Tier 1 providers. Adoption of the DTN-X demonstrates customers’ recognition of the unique differentiation of our leading next-generation platform which provides unparalleled scale, efficiency, simplicity and reliability at a reduced total cost of ownership. We remain on track to recognize revenues from DTN-X sales beginning in the third quarter. While we are growing more cautious regarding the macro-economic environment and the outlook for capex spending in the second half of 2012, we are pleased with the market acceptance of the DTN-X.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its second quarter results and its outlook for the third quarter today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-570-8795. International parties can access the replay at 1-402-220-2264.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for customer interest in and adoption of our DTN-X product, and expectations for the timing of revenue recognition related to our DTN-X product. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include unexpected delays in the development, production or availability of the DTN-X product, decisions by customers to delay orders of the product, changes in the marketplace that would affect customer demand for the product, as well as our general ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 6, 2012, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our second quarter results, including an estimate of non-GAAP earnings for the third quarter of 2012 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 25, 2011	June 30, 2012	June 25, 2011
Revenue:
Product	$77,843	$84,361	$170,234	$166,889
Ratable product and related support and services	523	814	1,054	1,736
Services	15,092	10,781	26,871	20,221

Total revenue	93,458	95,956	198,159	188,846
Cost of revenue (1):
Cost of product	56,017	54,540	115,341	101,158
Cost of ratable product and related support and services	166	294	357	679
Cost of services	4,901	3,708	9,660	6,851

Total cost of revenue	61,084	58,542	125,358	108,688
Gross profit	32,374	37,414	72,801	80,158
Operating expenses (1):
Research and development	31,676	32,899	62,661	64,208
Sales and marketing	17,777	14,957	36,019	28,892
General and administrative	12,320	13,635	23,404	27,144

Total operating expenses	61,773	61,491	122,084	120,244
Loss from operations	(29,399)	(24,077)	(49,283)	(40,086)
Other income (expense), net:
Interest income	228	225	503	537
Other gain (loss), net	149	20	(275)	(391)

Total other income (expense), net	377	245	228	146
Loss before income taxes	(29,022)	(23,832)	(49,055)	(39,940)
Provision for income taxes	527	362	1,106	648

Net loss	$(29,549)	$(24,194)	$(50,161)	$(40,588)

Net loss per common share, basic and diluted	$(0.27)	$(0.23)	$(0.46)	$(0.39)

Weighted average shares used in computing basic and diluted net loss per common share	110,403	105,165	109,534	104,272

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and six months ended June 30, 2012 and June 25, 2011:

	Three Months Ended		Six Months Ended
	June 30, 2012	June 25, 2011	June 30, 2012	June 25, 2011
Cost of revenue	$686	$760	$1,292	$1,491
Research and development	3,695	3,504	7,015	7,330
Sales and marketing	2,744	2,225	4,963	4,285
General and administration	2,705	4,828	4,928	9,611

	9,830	11,317	18,198	22,717
Cost of revenue—amortization from balance sheet*	1,100	1,165	2,169	2,130

Total stock-based compensation expense	$10,930	$12,482	$20,367	$24,847

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2012	March 31, 2012	June 25, 2011	June 30, 2012	June 25, 2011
Reconciliation of Gross Profit:
U.S. GAAP as reported	$32,374	$40,427	$37,414	$72,801	$80,158
Stock-based compensation (1)	1,786	1,675	1,925	3,461	3,621

Non-GAAP as adjusted	$34,160	$42,102	$39,339	$76,262	$83,779

Reconciliation of Gross Margin:
U.S. GAAP as reported	35%	39%	39%	37%	42%
Stock-based compensation (1)	2%	1%	2%	2%	2%

Non-GAAP as adjusted	37%	40%	41%	39%	44%

Reconciliation of Loss from Operations:
U.S. GAAP as reported	$(29,399)	$(19,884)	$(24,077)	$(49,283)	$(40,086)
Stock-based compensation (1)	10,930	9,437	12,482	20,367	24,847

Non-GAAP as adjusted	$(18,469)	$(10,447)	$(11,595)	$(28,916)	$(15,239)

Reconciliation of Net Loss:
U.S. GAAP as reported	$(29,549)	$(20,612)	$(24,194)	$(50,161)	$(40,588)
Stock-based compensation (1)	10,930	9,437	12,482	20,367	24,847

Non-GAAP as adjusted	$(18,619)	$(11,175)	$(11,712)	$(29,794)	$(15,741)

Net Loss per Common Share—Basic:
U.S. GAAP as reported	$(0.27)	$(0.19)	$(0.23)	$(0.46)	$(0.39)

Non-GAAP as adjusted	$(0.17)	$(0.10)	$(0.11)	$(0.27)	$(0.15)

Net Loss per Common Share—Diluted:
U.S. GAAP as reported	$(0.27)	$(0.19)	$(0.23)	$(0.46)	$(0.39)

Non-GAAP as adjusted (2)	$(0.16)	$(0.10)	$(0.11)	$(0.26)	$(0.15)

Weighted average shares used in computing net loss per common share—U.S. GAAP:
Basic	110,403	108,666	105,165	109,534	104,272

Diluted	110,403	108,666	105,165	109,534	104,272

Weighted average shares used in computing net loss per common share—Non-GAAP:
Basic	110,403	108,666	105,165	109,534	104,272

Diluted (2)	112,931	112,007	108,330	112,469	108,076

(1)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Six Months Ended
	June 31, 2012	March 31, 2012	June 25, 2011	June 30, 2012	June 25, 2011
Cost of revenue	$686	$606	$760	$1,292	$1,491
Research and development	3,695	3,320	3,504	7,015	7,330
Sales and marketing	2,744	2,219	2,225	4,963	4,285
General and administration	2,705	2,223	4,828	4,928	9,611

	9,830	8,368	11,317	18,198	22,717
Cost of revenue—amortization from balance sheet*	1,100	1,069	1,165	2,169	2,130

Total stock-based compensation expense	$10,930	$9,437	$12,482	$20,367	$24,847

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$84,988	$94,458
Short-term investments	105,046	101,296
Accounts receivable	56,200	80,616
Other receivables	1,492	1,346
Inventory	115,117	88,996
Deferred inventory costs	2,853	5,987
Prepaid expenses and other current assets	10,217	10,532

Total current assets	375,913	383,231
Property, plant and equipment, net	82,396	76,753
Deferred inventory costs, non-current	173	1,020
Long-term investments	17,057	54,315
Cost-method investment	9,000	9,000
Long-term restricted cash	3,263	3,047
Deferred tax asset	822	822
Other non-current assets	2,137	3,516

Total assets	$490,761	$531,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,679	$48,838
Accrued expenses	17,666	22,421
Accrued compensation and related benefits	19,391	18,966
Accrued warranty	5,929	5,692
Deferred revenue	18,507	22,781
Deferred tax liability	767	767

Total current liabilities	99,939	119,465
Accrued warranty, non-current	7,773	7,173
Deferred revenue, non-current	2,732	3,410
Other long-term liabilities	15,004	13,853
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares—25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares—500,000 as of June 30, 2012 and December 31, 2011
Issued and outstanding shares—110,836 as of June 30, 2012 and 106,976 as of December 31, 2011	111	107
Additional paid-in capital	904,963	876,927
Accumulated other comprehensive loss	(2,564)	(2,195)
Accumulated deficit	(537,197)	(487,036)

Total stockholders’ equity	365,313	387,803

Total liabilities and stockholders’ equity	$490,761	$531,704

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2012	June 25, 2011
Cash Flows from Operating Activities:
Net loss	$(50,161)	$(40,588)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,224	8,434
Amortization of premium on investments	1,098	2,218
Stock-based compensation expense	20,367	24,847
Non-cash tax benefit	—	(121)
Other gain	(501)	(293)
Changes in assets and liabilities:
Accounts receivable	24,416	2,247
Other receivables	(477)	3,830
Inventory	(24,770)	13,269
Prepaid expenses and other assets	1,533	(536)
Deferred inventory costs	3,910	(604)
Accounts payable	(8,753)	(7,772)
Accrued liabilities and other expenses	(2,272)	(4,500)
Deferred revenue	(4,952)	(693)
Accrued warranty	837	(727)

Net cash used in operating activities	(28,501)	(989)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(42,853)	(153,034)
Proceeds from sale of available-for-sale investments	5,194	3,035
Proceeds from maturities and calls of investments	70,464	150,511
Proceeds from disposal of assets	—	262
Purchase of property and equipment	(19,770)	(17,322)
Advance to secure manufacturing capacity	—	(1,500)
Reimbursement of manufacturing capacity advance	50	225
Change in restricted cash	(230)	1,573

Net cash provided by (used in) investing activities	12,855	(16,250)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	7,093	5,712
Repurchase of common stock	(839)	(1,200)
Payments for purchase of assets under financing arrangement	—	(174)

Net cash provided by financing activities	6,254	4,338
Effect of exchange rate changes on cash	(78)	178
Net change in cash and cash equivalents	(9,470)	(12,723)
Cash and cash equivalents at beginning of period	94,458	113,649

Cash and cash equivalents at end of period	$84,988	$100,926

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$595	$565
Supplemental schedule of non-cash financing activities:
Non-cash settlement for manufacturing capacity advance	$275	$—

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q3’10	Q4’10	Q1’11	Q2’11	Q3’11	Q4’11	Q1’12	Q2’12
Revenue ($ Mil)	$130.1	$117.1	$92.9	$96.0	$104.0	$112.0	$104.7	$93.5
Gross Margin % (1)	51%	51%	48%	41%	41%	42%	40%	37%
Invoiced Shipment Composition:
Domestic %	73%	70%	74%	72%	65%	70%	71%	70%
International %	27%	30%	26%	28%	35%	30%	29%	30%
Largest Customer %	19%	10%	14%	10%	<10%	14%	13%	15%
Cash Related Information:
Cash from Operations ($ Mil)	$10.0	$7.0	$(0.9)	$(0.1)	$4.1	$(5.1)	$(5.8)	$(22.7)
Capital Expenditures ($ Mil)	$5.9	$5.0	$10.6	$6.7	$5.9	$16.1	$13.6	$6.1
Depreciation & Amortization ($ Mil)	$3.9	$4.0	$4.2	$4.2	$4.9	$4.5	$5.5	$5.7
DSO’s	45	59	60	70	60	65	57	55
Inventory Metrics:
Raw Materials ($ Mil)	$11.0	$23.1	$20.1	$7.3	$7.0	$12.1	$15.3	$14.8
Work in Process ($ Mil)	$36.5	$14.8	$17.2	$27.7	$26.9	$37.0	$41.6	$49.4
Finished Goods ($ Mil)	$41.2	$44.0	$41.0	$34.4	$36.4	$39.9	$44.7	$50.9
Total Inventory ($ Mil)	$88.7	$81.9	$78.3	$69.4	$70.3	$89.0	$101.6	$115.1
Inventory Turns (1)	2.9	2.8	2.5	3.3	3.5	2.9	2.5	2.1
Worldwide Headcount	1,040	1,072	1,118	1,136	1,151	1,181	1,210	1,228

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation expense.